Filed Pursuant Rule 497(e)
                                        File Number 33-76334

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                               SEPARATE ACCOUNT 4

                                   SUPPLEMENT
                            Dated March 19, 1998, to
                          Prospectus dated May 1, 1997.

The first sentence in the first paragraph under "Premium Payments" is hereby deleted and replaced with the following:

      Except for certain group sales, an initial Premium Payment of at least $5,000 ($2,000 for an IRA Policy) is required.

The second sentence in the first paragraph under "Purchasing the Policies" is hereby deleted and replaced with the following:

      The minimum initial Premium Payment required under the Policy is $5,000 ($2,000 for an IRA Policy).

The following is added immediately before "Simplified Employee Pension Plans" in the "FEDERAL TAX MATTERS" section of the Prospectus:

Roth IRAs

      Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA Policy known as a "Roth IRA." Roth IRAs differ from other IRA Policies in several respects. Among the differences is that, although Premium Payments to a Roth IRA are not tax deductible, "qualified distributions" from a Roth IRA will be excludable from income. Additionally, the eligibility and mandatory distribution requirements for Roth IRAs differ from non-Roth IRA Policies.

      Premium Payments. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained for an individual (the "contribution limit") generally is the lesser of $2,000 and 100% of compensation for the taxable year. The contribution limit is reduced by the amount of any deductible and non-deductible contributions to a non-Roth IRA Policy. For individuals who file a joint return and receive less compensation for the taxable year than their spouse, special rules apply.

      For taxpayers with adjusted gross incomes in excess of certain limits, no contribution (or only a reduced contribution) to a Roth IRA is allowed. For married individuals filing a joint return, the contribution limit is phased out for adjusted gross incomes between $150,000 and $160,000. (Special rules apply to married individuals filing separate returns.) For single individuals, the contribution limit is phased out for adjusted gross incomes between $95,000 and $110,000.

      Rollovers. A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA Policy, but only if such rollover contribution meets the rollover requirements for IRA Policies under section 408(d)(3) of the Code. In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from a non-Roth IRA Policy. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA Policy to a Roth IRA.

      In the case of a qualified rollover contribution or a transfer from a non-Roth IRA Policy to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply. If such a rollover occurs before January 1, 1999, any portion of the amount rolled over which is required to be included in gross income must be included ratably over the 4-taxable year period beginning with the taxable year in which the rollover is made.

      Conversions. All or part of amounts in a non-Roth IRA Policy may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA Policy. For example, an individual may make a conversion by notifying the IRA Policy issuer or trustee, whichever is applicable. The conversion of an IRA Policy to a Roth IRA is a special type of qualified rollover contribution. Hence, the IRA Policy participant must be eligible to make a qualified rollover contribution in order to convert an IRA Policy to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA Policy value in gross income, as described above.

      UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF A NON-ROTH IRA POLICY TO A ROTH IRA. WHETHER AN OWNER SHOULD DO SO WILL DEPEND ON THE IRA POLICY OWNER'S PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER THE OWNER IS QUALIFIED TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, HIS OR HER FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, AND ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM THE OWNER'S ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS" AND "PENDING LEGISLATION"). PERSONS CONSIDERING A ROLLOVER, TRANSFER, OR CONVERSION SHOULD CONSULT A QUALIFIED TAX ADVISOR.

      Qualified Distributions. Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after (a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA Policy (or income allocable thereto), the taxable year in which the rollover contribution was made.

      Nonqualified Distributions. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from a non-Roth IRA Policy. However, such a distribution will be treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. Generally, all Roth IRAs are aggregated to determine the tax treatment of distributions.

      Mandatory Distributions. Distributions of minimum amounts from a Roth IRA need not commence at age 70 1/2. However, if the Owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the Policy must be distributed by December 31 of the calendar year containing the fifth anniversary of the Owner's death, subject to certain exceptions.

      As described in "Federal Tax Matters," there is some uncertainty regarding the proper characterization of the Policy's death benefit for purposes of the tax rules governing IRA Policies (which include Roth IRAs). Additionally, the foregoing discusses the federal income tax consequences surrounding Roth IRAs and does not address any state income tax consequences that may apply. Persons intending to use the Policy in connection with a Roth IRA should seek competent advice regarding these issues.

      Pending Legislation. Pending legislation may modify these rules retroactively to January 1, 1998. In particular, this legislation may provide that if amounts rolled over, transferred, or converted from a non-Roth IRA Policy (a "conversion") are withdrawn from a Roth IRA within the 5-year period beginning with the date of conversion, then amounts withdrawn which were includible in income due to the conversion would be subject to the 10-percent penalty tax on premature distributions, and, if the 4-year income inclusion rule applied to the conversion, an additional 10-percent tax.

                        This supplement should be retained with the prospectus for future reference.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230